UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2012

HAMILTON BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35693	46-0543309
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 823-4510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2012, Hamilton Bancorp, Inc. (the “Company”), and its wholly owned subsidiary, Hamilton Bank (the “Bank”), entered into employment agreements (the “Employment Agreements”) with Robert A. DeAlmeida, President and Chief Executive Officer of the Company and the Bank. On that same date, the Bank entered into change in control agreements (the “Change in Control Agreements”) with James F. Hershner, Executive Vice President of the Company and the Bank and John P. Marzullo, Chief Financial Officer of the Company and Vice President and Treasurer of the Bank. The terms of the Employment Agreements and the Change in Control Agreement for Mr. Hershner were previously disclosed in the Company’s Registration Statement (the “Registration Statement”) on Form S-1 (File No. 333-182151). The descriptions of the Employment Agreements and Change in Control Agreement for Mr. Hershner provided in the Registration Statement are qualified in their entirety by reference to the copies of the Employment Agreements and the Change in Control Agreement that are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

The terms of the Change in Control Agreement for Mr. Marzullo are materially consistent with the terms of the Change in Control Agreement for Mr. Hershner, which was previously disclosed in the Registration Statement. Such description is qualified in its entirety by reference to a copy of the Change in Control Agreement for Mr. Marzullo that is attached hereto as Exhibit 10.4 and incorporated herein by reference.

In addition, on October 10, 2012, the Bank adopted the Non-Qualified Supplemental Employee Stock Ownership Plan (“Supplemental ESOP”), which is effective retroactively as of January 1, 2012. The terms of the Supplemental ESOP were previously disclosed in the Registration Statement. The description of the Supplemental ESOP in the Registration Statement is qualified in its entirety by reference to a copy of the Supplemental ESOP that is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 8.01	Other Events.

On October 10, 2012, the Company issued a press release announcing that it completed its stock offering in connection with the mutual-to-stock conversion of Hamilton Bank on October 10, 2012. Shares of the Company’s common stock began trading on October 10, 2012, on the NASDAQ Capital Market under the symbol “HBK.” The Company sold 3,703,000 shares of common stock at $10.00 per share in its subscription offering for gross proceeds of approximately $37.0 million, including 296,240 shares purchased by Hamilton Bank’s employee stock ownership plan. A copy of the Company’s press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Employment Agreement between Hamilton Bank and Robert A. DeAlmeida, dated October 10, 2012

10.2	Employment Agreement between Hamilton Bancorp, Inc. and Robert A. DeAlmeida, dated October 10, 2012

10.3	Change in Control Agreement between Hamilton Bank and James F. Hershner, dated October 10, 2012

10.4	Change in Control Agreement between Hamilton Bank and John P. Marzullo, dated October 10, 2012

10.5	Hamilton Bank Non-Qualified Supplemental Employee Stock Ownership Plan

99.1	Press Release dated October 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: October 15, 2012	By:	/s/ Robert A. DeAlmeida
Robert A. DeAlmeida
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement between Hamilton Bank and Robert A. DeAlmeida, dated October 10, 2012

10.2	Employment Agreement between Hamilton Bancorp, Inc. and Robert A. DeAlmeida, dated October 10, 2012

10.3	Change in Control Agreement between Hamilton Bank and James F. Hershner, dated October 10, 2012

10.4	Change in Control Agreement between Hamilton Bank and John P. Marzullo, dated October 10, 2012

10.5	Hamilton Bank Non-Qualified Supplemental Employee Stock Ownership Plan

99.1	Press Release dated October 10, 2012